SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way
Fort Smith, AR 72919

(Address of Principal Executive Offices)

(479) 201-2000
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
Text of Investor Conference Call
Press Release

ITEM 9. REGULATION FD DISCLOSURE

     On May 5, 2004, the Company conducted an investor conference call for its quarter ended March 31, 2004. The text of the investor conference call is attached to this current report as Exhibit 99.1 and is incorporated into this report.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

     On May 4, 2004, the Company issued a press release announcing its earnings for the quarter ended March 31, 2004. The press release is attached to this current report as Exhibit 99.2 and is incorporated into this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEVERLY ENTERPRISES, INC.

Date: May 6, 2004	By:	/s/ PAMELA H. DANIELS

Pamela H. Daniels
Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Text of Investor Conference Call, May 5, 2004;

99.2*	Press Release, Strong First-Quarter Operating Results Generate Continuing Operations EPS Totaling 18 Cents; EBITDA Guidance for 2004 Raised to $175 -$180 Million, May 4, 2004

*	Filed herewith.